[FIRST UNION LOGO]                         THE MONEY STORE ASSET BACKED CERTIFICATES                          RECORD DATE: 02/28/02
                                                         SERIES 1998-C                                 DETERMINATION DATE: 03/12/02
                                                 STATEMENT TO CERTIFICATEHOLDER                         DISTRIBUTION DATE: 03/15/02
                                                                                                                                  A


===================================================================================================================================
                                                     ORIGINAL               BEGINNING
                               CERTIFICATE          CERTIFICATE            CERTIFICATE
    CLASS          CUSIP           RATE               BALANCE                BALANCE             INTEREST            PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------

     AF-1        60935BEL9       2.11750%         401,250,000.00          163,538,000.00        269,338.00         4,251,000.00
Factors per
  Thousand                                                                                      0.67124735          10.59439252
-----------------------------------------------------------------------------------------------------------------------------------
     AF-2        60935BEM7       1.94000%         133,750,000.00          54,505,000.00          82,241.99         1,417,000.00
Factors per
  Thousand                                                                                      0.61489337          10.59439252
-----------------------------------------------------------------------------------------------------------------------------------
    POOL I                                        535,000,000.00          218,043,000.00        351,579.99         5,668,000.00
    TOTALS                                                                                      0.65715886          10.59439252
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
     A-V         60935BEN5       2.10750%         360,000,000.00          108,002,529.44        177,034.15         3,020,996.89
 Factors per
  Thousand                                                                                      0.49176152          8.39165803
-----------------------------------------------------------------------------------------------------------------------------------
   POOL II                                        360,000,000.00          108,002,529.44        177,034.15         3,020,996.89
    Totals                                                                                      0.49176152          8.39165803
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
    TOTALS                                        895,000,000.00          326,045,529.44        528,614.14         8,688,996.89
===================================================================================================================================

===============================================================================
                      CURRENT                                       ENDING
                      REALIZED             TOTAL                 CERTIFICATE
    CLASS               LOSS            DISTRIBUTION               BALANCE
-------------------------------------------------------------------------------

     AF-1               0.00            4,520,338.00            159,287,000.00
Factors per
  Thousand                              11.26563988              396.97694704
-------------------------------------------------------------------------------
     AF-2               0.00            1,499,241.99            53,088,000.00
Factors per
  Thousand                              11.20928590              396.91962617
-------------------------------------------------------------------------------
    POOL I              0.00            6,019,579.99            212,375,000.00
    TOTALS                              11.25155138              396.96261682
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
     A-V                0.00            3,198,031.04            104,981,532.55
 Factors per
  Thousand                               8.88341954              291.61536819
-------------------------------------------------------------------------------
   POOL II              0.00            3,198,031.04            104,981,532.55
    TOTALS                               8.88341954              291.61536819
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    TOTALS              0.00            9,217,611.03            317,356,532.55
===============================================================================


THE BANK OF NEW YORK                                               KARON GREENE
101 BARCLAY STREET                                          PHONE: 212-815-8363
NEW YORK, NEW YORK  10286                                     FAX: 212-815-5309

[FIRST UNION LOGO]                         THE MONEY STORE ASSET BACKED CERTIFICATES                          RECORD DATE: 02/28/02
                                                         SERIES 1998-C                                 DETERMINATION DATE: 03/12/02
                                                 STATEMENT TO CERTIFICATEHOLDER                         DISTRIBUTION DATE: 03/15/02
                                                                                                                                  A

===================================================================================================================================

                   CERTIFICATE INFORMATION                                      OTHER TRUST INFORMATION
                   -----------------------                                      -----------------------

 POOL I
        Interest    Carry Forward  Monthly Advance
       Requirement      Amount      for Bankruptcy   Libor                                                                 1.84750%
AF-1   269,338.00        0.00           0.00         Aggregate Spread Account Beginning Balance                      45,470,725.68
AF-2    82,241.99        0.00           0.00            Interest Earnings                                                38,974.78
                                                        Adjustments                                                           0.00
                                                        Deposits to Spread Account                                       44,902.55
                                                        Withdrawals from Spread Account                                       0.00
 POOL II                                            Aggregate Ending Spread Account Balance                          45,554,603.01
                                                    Aggregate Interest Earnings                                       5,489,169.07
AV    177,034.15        0.00           0.00         Aggregate Ending Spread Account Balance less Interest Earnings   40,065,433.94
                                                    Aggregate Specified Spread Account Requirement                   40,942,500.00

              ROUNDING ACCOUNT ACTIVITY
                                  POOL I                       POOL II

       Prior Withdraw                991.39                          0.00
     Current Withdraw              1,373.05                          0.00
                             --------------                --------------

Net Withdraw/(Deposit)              (381.66)                         0.00
                             ==============                ==============



===================================================================================================================================




THE BANK OF NEW YORK
101 BARCLAY STREET
NEW YORK, NEW YORK  10286

[FIRST UNION LOGO]                         THE MONEY STORE ASSET BACKED CERTIFICATES                          RECORD DATE: 02/28/02
                                                         SERIES 1998-C                                 DETERMINATION DATE: 03/12/02
                                                 STATEMENT TO CERTIFICATEHOLDER                         DISTRIBUTION DATE: 03/15/02
                                                                                                                                  A

===============================================================================
                                     POOL I

       SCHEDULE OF REMITTANCE
       ----------------------

    Aggregate Amount Received                      7,240,874.03

    Monthly Advance                                   69,652.03
    (Unreimbursed Monthly Advance)                         0.00
    (Servicer Fee)                                   (43,612.04)
    (Contingency Fee)                                (43,612.04)
    (Late Charges)                                   (75,045.09)
    (Escrow)                                        (120,649.47)
    (Excess Spread)                               (1,414,992.50)
                                                 ---------------
                                                  (1,628,259.12)

    AVAILABLE REMITTANCE AMOUNT                    5,612,614.91
                                                 ===============



    FEES
    ----
    Contingency Fee                                   43,612.04
    Expense Account                                    2,044.15
    Insurance Fee                                     19,987.00
    Servicer Fee                                      43,612.04



           PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES


   11/01                   12/01                  1/02
   -----                   -----                  ----
  10.340%                 10.343%               10.340%



       COLLATERAL INFORMATION
       ----------------------

 Adjusted Mortgage Interest Rate                                                             9.721%
 Aggregate Beginning Principal Balance of Loans                                      218,078,070.70
 Aggregate Ending Principal Balance of Loans                                         212,411,443.80
 Compensating Interest                                                                       778.69
 Curtailments                                                                            325,238.91
 Excess and Monthly Payments                                                             433,506.75
 Interest Received                                                                     1,806,175.70
 Monthly Excess Spread Percentage                                                              100%
 Payments And Reimbursements to the Servicers Pursuant to:
      Section 4.01(f)                                                                     87,224.08
 Principal Prepayments (Number / Amount)                                   94          4,480,258.11
 Realized Losses (Current / Cumulative)                            427,623.18         18,559,930.18
 Certificate Remittance Amount from Pool I                                               986,377.93
 WAC                                                                                        10.342%
 WAM                                                                                         252.12

       SPREAD ACCOUNT INFORMATION
       --------------------------
 Spread Account Beginning Balance                                                     24,095,624.17
    Interest Earnings                                                                     20,671.87
    Adjustments                                                                                0.00
    Deposits to Spread Account                                                                 0.00
    Withdrawals from Spread Account for Insured Payment                                        0.00
    Total Withdrawals from Spread Account                                                      0.00
 Ending Spread Account Balance                                                        24,116,296.04
 Aggregate Interest Earnings                                                           3,367,700.61
 Ending Spread Account Balance less Interest Earnings                                 20,748,595.43
 Specified Spread Account Requirement                                                 20,062,500.00

===================================================================================================


THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

[FIRST UNION LOGO]                         THE MONEY STORE ASSET BACKED CERTIFICATES                          RECORD DATE: 02/28/02
                                                         SERIES 1998-C                                 DETERMINATION DATE: 03/12/02
                                                 STATEMENT TO CERTIFICATEHOLDER                         DISTRIBUTION DATE: 03/15/02
                                                                                                                                  A


===============================================================================
                                     POOL II

       SCHEDULE OF REMITTANCE
       ----------------------
    Aggregate Amount Received                      3,556,924.17

    Monthly Advance                                        0.00
    (Unreimbursed Monthly Advance)                   (72,969.54)
    (Servicer Fee)                                   (24,298.58)
    (Contingency Fee)                                (24,298.58)
    (Late Charges)                                   (44,643.91)
    (Escrow)                                        (136,552.45)
    (Excess Spread)                                 (714,525.52)
                                                ----------------
                                                  (1,017,288.57)

    AVAILABLE REMITTANCE AMOUNT                    2,539,635.60
                                                ================



    FEES
    ----
    Contingency Fee                                  24,298.58
    Expense Account                                   1,327.53
    Insurance Fee                                     9,900.00
    Servicer Fee                                     24,298.58




PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES


 11/01                  12/01                       1/02
 -----                  -----                       ----
10.632%                10.619%                     10.592%





     COLLATERAL INFORMATION
     ----------------------
 Adjusted Mortgage Interest Rate                                                               9.905%
 Aggregate Beginning Principal Balance of Loans                                        108,010,431.80
 Aggregate Ending Principal Balance of Loans                                           104,989,434.90
 Compensating Interest                                                                           0.00
 Curtailments                                                                              282,440.91
 Excess and Monthly Payment                                                                 64,431.83
 Interest Received                                                                       1,024,353.89
 Monthly Excess Spread Percentage                                                                100%
 Payments And Reimbursements to the Servicers Pursuant to:
      Section 4.01(f)                                                                       48,597.16
 Principal Prepayments (Number / Amount)                                  21             1,999,353.60
 Realized Losses (Current / Cumulative)                           674,770.55            11,763,531.11
 Certificate Remittance Amount from Pool II                                                      0.00
 WAC                                                                                          10.530%
 WAM                                                                                          316.804

   SPREAD ACCOUNT INFORMATION
   --------------------------
Spread Account Beginning Balance                                                       21,375,101.51
   Interest Earnings                                                                       18,302.91
   Adjustments                                                                                  0.00
   Deposits to Spread Account                                                              44,902.55
   Withdrawals from Spread Account                                                              0.00
Ending Spread Account Balance                                                          21,438,306.97
Aggregate Interest Earnings                                                             2,121,468.46
Ending Spread Account Balance less Interest Earnings                                   19,316,838.51
Specified Spread Account Requirement                                                   20,880,000.00
====================================================================================================





THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309

[FIRST UNION LOGO]                         THE MONEY STORE ASSET BACKED CERTIFICATES                          RECORD DATE: 02/28/02
                                                         SERIES 1998-C                                 DETERMINATION DATE: 03/12/02
                                                 STATEMENT TO CERTIFICATEHOLDER                         DISTRIBUTION DATE: 03/15/02
                                                                                                                                  A


===========================================================================================

                                    EXHIBIT L


                                     POOL I

-------------------------------------------------------------------------------------------
Outstanding Balance                                              212,411,443.80
-------------------------------------------------------------------------------------------
    # Accounts                                                            4,338
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
   DELINQUENT INFOR.                  # LOANS              AMOUNT           PERCENTAGE
-------------------------------------------------------------------------------------------
Delinquent 1-29 Days                    483            22,683,984.00          10.68%
Delinquent 30-59 Days                   121             6,299,874.52          2.97%
Delinquent 60-89 Days                    34             1,737,835.27          0.82%
Delinquent 90 and over                  108             6,854,437.54          3.23%
Loans in Foreclosure                    203            12,060,855.12          5.68%
REO Property                             92             5,703,910.49          2.69%
                                  ---------------------------------------------------------
TOTALS                                 1,041           55,340,896.94          26.05%
-------------------------------------------------------------------------------------------




                                     POOL II

-------------------------------------------------------------------------------------------
Outstanding Balance                                              104,989,434.90
-------------------------------------------------------------------------------------------
    # Accounts                                                            1,457
-------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------
   DELINQUENT INFOR.                  # LOANS              AMOUNT           PERCENTAGE
-------------------------------------------------------------------------------------------
Delinquent 1-29 Days                     119              8,283,702.39        7.89%
Delinquent 30-59 Days                     29              1,849,273.54        1.76%
Delinquent 60-89 Days                     17               961,780.53         0.92%
Delinquent 90 and over                    83              6,651,875.49        6.34%
Loans in Foreclosure                     134             10,341,839.44        9.85%
REO Property                              67              5,005,473.70        4.77%
                                  ---------------------------------------------------------
TOTALS                                   449             33,093,945.09        31.52%
-------------------------------------------------------------------------------------------



===========================================================================================

THE BANK OF NEW YORK                                               KARON GREENE
101 Barclay Street                                          PHONE: 212-815-8363
New York, New York  10286                                     FAX: 212-815-5309